-------------------------------------------------------------------------------
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------

                                FORM 8-K/A NO. 1
                              --------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 1998


                        CORPORATE OFFICE PROPERTIES TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            MARYLAND                   0-20047                23-2947217
            --------                   -------                ----------
(State or other jurisdiction of      (Commission            (IRS Employer
         incorporation)              File Number)        Identification Number)


                           401 CITY AVENUE, SUITE 615
                              BALA CYNWYD, PA 19004
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (610) 538-1800
                                 --------------
              (Registrant's telephone number, including area code)


-------------------------------------------------------------------------------
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

Item 7.  Financial Statements and Exhibits

In a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 1998, Corporate Office Properties Trust (the "Company") reported its acquisition of six office buildings and two office/flex buildings located in Middlesex County, New Jersey (the "Centerpoint Properties"). The Company is filing this amendment to the Current Report on Form 8-K to include the financial statements identified in this Item 7.


     (a) Financial Statements of Businesses Acquired

         The financial statements of the Centerpoint Properties are included herein. See pages F-15 through F-19.

     (b) Pro Forma Financial Information

         The pro forma condensed consolidating financial statements of the Company are included herein. See pages F-1 through F-14.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 14, 1999


                                      CORPORATE OFFICE PROPERTIES TRUST


                                      By:      /s/ Randall M. Griffin
                                               ----------------------
                                      Name:    Randall M. Griffin
                                      Title:   President and
                                                Chief Operating Officer


                                      By:      /s/ Roger A. Waesche, Jr.
                                               -------------------------
                                      Name:    Roger A. Waesche, Jr.
                                      Title:   Senior Vice President - Finance

                        CORPORATE OFFICE PROPERTIES TRUST
                          INDEX TO FINANCIAL STATEMENTS


I.  PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS OF THE COMPANY

         Pro Forma Condensed Consolidating Balance Sheet as of September 30, 1998                    F-4

         Pro Forma Condensed Consolidating Statement of Operations for the Year
         Ended December 31, 1997                                                                     F-5

         Pro Forma Condensed Consolidating Statement of Operations for the
         Nine Month Period Ended September 30, 1998                                                  F-6

         Notes and Management's Assumptions to Pro Forma Condensed
         Consolidating Financial Information                                                         F-7


II. CENTERPOINT PROPERTIES

         Report of Independent Accountants                                                          F-15

         Combined Statement of Revenue and Certain Expenses
         for the Year Ended December 31, 1997                                                       F-16

         Notes to Combined Statement of Revenue and Certain Expenses                                F-17

         Combined Statement of Revenue and Certain Expenses for the Nine
         Months Ended September 30, 1998 (unaudited)                                                F-19


                        CORPORATE OFFICE PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATING FINANCIAL INFORMATION

The following sets forth the unaudited pro forma condensed consolidating balance sheet of Corporate Office Properties Trust and its consolidated affiliates, including Corporate Office Properties, L.P. (the "Operating Partnership") as of September 30, 1998, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 1997 and the nine month period ended September 30, 1998, of the Company (as defined below). Corporate Office Properties Trust and its consolidated affiliates, including the Operating Partnership, are collectively referred to herein as the "Company."

In October 1997, the Operating Partnership acquired partnership interests in a portfolio of ten properties (the "Initial Office Properties"), representing the Mid-Atlantic suburban office operations of The Shidler Group, subject to $100 million of indebtedness (the "Term Credit Facility"). At that time, the Company became the sole general partner of the Operating Partnership, which was formed to acquire and hold the Initial Office Properties. In connection with the acquisition of the Initial Office Properties, the Company issued 600,000 of its common shares of beneficial interest ("Common Shares") and the Operating Partnership issued (or committed to issue) 3,181,818 common partnership units ("Common Units") and 2.1 million preferred partnership units ("Preferred Units" or "Preferred 1997 Units").

The acquisition of the Initial Office Properties is reflected in the Company's historical consolidated balance sheet as of September 30, 1998, and is included in the pro forma condensed consolidating statements of operations as if it occurred on January 1, 1997.

The pro forma condensed consolidating financial information is presented as if the following transactions had been consummated on the earlier of the actual date of consummation or September 30, 1998, for balance sheet purposes, and at January 1, 1997, for purposes of the statements of operations:

- The consummation of a public offering (the "Offering") on April 27, 1998, in which the Company issued 7,500,000 Common Shares at $10.50 per share and contributed all of the net proceeds to the Operating Partnership in exchange for 7,500,000 Common Units.

- The acquisition of nine multistory office buildings and three office/flex buildings (the "Airport Square Properties") on April 30, 1998.

- The acquisition of two office properties (the "Fairfield Properties") on May 28, 1998.

- The closing of a $100 million, two-year-senior revolving credit facility (the "Revolving Credit Facility") on May 28, 1998, and the borrowing of $23,750,000 under the Revolving Credit Facility to pay a portion of the consideration for the Fairfield Properties.

- The acquisition by the Company on September 28, 1998, from various parties (collectively, "Constellation") of interests in (i) 10 office and 2 retail properties (the "Constellation Properties"); (ii) a 75% ownership interest in a real estate management services entity; and
         (iii) certain equipment, furniture and other assets related to management operations ((ii) and (iii) collectively, the "Constellation Service Companies") for: (a) issuance by the Company of

         865,566 non-voting Series A Convertible Preferred Shares of Beneficial Interest, $0.01 par value, $25.00 liquidation preference ("Preferred Shares") and 6,182,634 Common Shares; (b) the assumption of debt aggregating $58,085,000 (net of $1,475,000 in debt repaid at settlement); (c) utilization of loan proceeds from the Revolving Credit Facility of $2,100,000, and (d) the payment of $2,485,000 in cash (including $1,475,000 of debt repaid at settlement). The foregoing is referred to herein as the "Constellation Transaction."

- The acquisition by the Company from Constellation of an interest in a newly-constructed office property (the "Woodlands One Property") on October 22, 1998, for: (a) issuance by the Company of 72,509 Preferred Shares and 517,923 Common Shares; (b) the assumption of debt aggregating $9,533,000; and (c) the payment of $1,144,000 in cash.

- The acquisition of an interest in an office property on October 13, 1998 (the "Riverwood Property"), for: (a) issuance by the Company of 148,381 Common Units; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $18,798,000.

- The closing of an $85,000,000, ten-year nonrecourse loan (the "TIAA Loan") on October 22, 1998, and the borrowing of $76,200,000 under this loan.

- The contribution by the Company of all the assets acquired in the Constellation Transaction, including the Woodlands One Property, to the Operating Partnership in exchange for 6,700,557 Common Units and 938,075 preferred partnership units ("Preferred Units" or "Preferred 1998 Units").

- The acquisition of six office buildings and two office/flex buildings on October 30, 1998, (the "Centerpoint Properties") for: (a) the payment of $700,000 in cash; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $31,000,000.

- The acquisition of interests in entities which own two office properties currently under construction from Constellation (the "Constellation Construction Properties") on November 13, 1998, for: (a) the assumption of debt aggregating $2,000,000; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $5,200,000.

The accompanying pro forma condensed consolidating financial information does not include the effect of the acquisition of one additional office property from Constellation on December 30, 1998, which will be included in a future filing. Also excluded is the effect of one retail property under contract to be acquired from Constellation, which was not consummated as of January 14, 1999.

This pro forma condensed consolidating financial information should be read in conjunction with the historical financial statements of the Company and those of the Initial Office Properties, the Airport Square Properties, the Fairfield Properties, the Riverwood Property, the Constellation Properties, the Constellation Service Companies and the Centerpoint Properties. In management's opinion, all adjustments necessary to reflect the effects of the consummated transactions have been made. This pro forma condensed consolidating financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at September 30, 1998, nor does it purport to represent the future financial position and the results of operations of the Company.

                        CORPORATE OFFICE PROPERTIES TRUST
                 PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)





                                                    Historical     Riverwood      Woodlands                     Retirement
                                                   Consolidated     Property    One Property     TIAA Loan       of Debt
                                                       (A)            (B)            (C)            (D)            (E)
ASSETS
    Net investments in real estate               $    434,833     $   20,356     $   17,928     $        -     $        -
    Cash and cash equivalents                           1,906              -         (1,144)        75,555        (75,214)
    Investment in unconsolidated
        subsidiary, net                                 2,313              -              -              -              -
    Other assets                                        8,932              -              -            645              -
                                                 ------------    -----------    -----------    -----------    -----------
            Total assets                         $    447,984     $   20,356     $   16,784     $   76,200     $  (75,214)
                                                 ------------    -----------    -----------    -----------    -----------
                                                 ------------    -----------    -----------    -----------    -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
    Mortgage loans payable                       $    205,338     $   18,798     $    9,533     $   76,200     $  (75,214)
    Other liabilities                                   9,659              -              -              -              -
                                                 ------------    -----------    -----------    -----------    -----------
            Total liabilities                         214,997         18,798          9,533         76,200        (75,214)
                                                 ------------    -----------    -----------    -----------    -----------
Minority interests
    Preferred Units                                    52,500              -              -              -              -
    Common Units                                       23,186          1,558              -              -              -
                                                 ------------    -----------    -----------    -----------    -----------
            Total minority interests                   75,686          1,558              -              -              -
                                                 ------------    -----------    -----------    -----------    -----------
                                                 ------------    -----------    -----------    -----------    -----------
Shareholders' equity
    Preferred shares of beneficial interest                 9              -              1              -              -
    Common shares of beneficial interest                  160              -              5              -              -
    Additional paid in capital                        163,918              -          7,245              -              -
    Accumulated deficit                                (6,786)             -              -              -              -
                                                 ------------    -----------    -----------    -----------    -----------
            Total shareholders' equity                157,301              -          7,251              -              -
                                                 ------------    -----------    -----------    -----------    -----------
            Total liabilities and
            shareholders' equity                 $    447,984     $   20,356     $   16,784     $   76,200     $  (75,214)
                                                 ------------    -----------    -----------    -----------    -----------
                                                 ------------    -----------    -----------    -----------    -----------



                                                Constellation
                                                Construction        Centerpoint      Pro Forma          Pro Forma
                                                 Properties         Properties      Adjustments        Consolidated
                                                    (F)                (G)              (H)
ASSETS
    Net investments in real estate               $    7,200        $    31,700        $       -        $  512,017
    Cash and cash equivalents                             -               (700)               -               403
    Investment in unconsolidated
        subsidiary, net                                   -                  -                -             2,313
    Other assets                                          -                  -                -             9,577
                                                 -----------       ------------     -----------        -----------
            Total assets                         $    7,200        $    31,000        $       -        $  524,310
                                                 -----------       ------------     -----------        -----------
                                                 -----------       ------------     -----------        -----------
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
    Mortgage loans payable                       $    7,200        $    31,000        $       -        $  272,855
    Other liabilities                                     -                  -                -             9,659
                                                 -----------       ------------     -----------        -----------
            Total liabilities                         7,200             31,000                -           282,514
                                                 -----------       ------------     -----------        -----------
Minority interests
    Preferred Units                                       -                  -                -            52,500
    Common Units                                          -                  -              (12)           24,732
                                                 -----------       ------------     -----------        -----------
            Total minority interests                      -                  -              (12)           77,232
                                                 -----------       ------------     -----------        -----------
                                                 -----------       ------------     -----------        -----------
Shareholders' equity
    Preferred shares of beneficial interest               -                  -                -                10
    Common shares of beneficial interest                  -                  -                -               165
    Additional paid in capital                            -                  -               12           171,175
    Accumulated deficit                                   -                  -                -            (6,786)
                                                 -----------       ------------     -----------        -----------
            Total shareholders' equity                    -                  -               12           164,564
                                                 -----------       ------------     -----------        -----------
            Total liabilities and
            shareholders' equity                 $    7,200        $    31,000         $      -         $ 524,310
                                                 -----------       ------------     -----------        -----------
                                                 -----------       ------------     -----------        -----------

        See accompanying notes and management's assumptions to pro forma financial statements

                        CORPORATE OFFICE PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                             Constellation
                                                                                              Transaction,
                                                                                              including
                                                                                             Woodlands One
                                                                            Initial Office,   Property and
                                                                            Airport Square   Constellation
                                                           Historical       and Fairfield     Construction        Riverwood
                                                        Consolidated (A)    Properties (B)   Properties (C)      Property (D)

REVENUES:
    Base rents                                            $       6,122      $   23,129      $    14,756        $    1,912
    Tenant reimbursements and other                                 496           2,815            2,308               702
                                                          -------------    ------------     ------------      ------------
        Total revenues                                            6,618          25,944           17,064             2,614
                                                          -------------    ------------     ------------      ------------
EXPENSES:
    Property operating                                              728           8,029            5,986               676
    General and administrative                                      533             299              526                 -
    Interest expense                                              2,855           7,388                -                 -
    Depreciation and amortization                                 1,331           2,580                -                 -
    Termination of Advisory Agreement                             1,353               -                -                 -
                                                          -------------    ------------     ------------      ------------
        Total expenses                                            6,800          18,296            6,512               676
                                                          -------------    ------------     ------------      ------------
Equity in income (loss) of management company                         -               -              (80)                -
                                                          -------------    ------------     ------------      ------------
Income (loss) before minority interests                            (182)          7,648           10,472             1,938

Minority interests
    Preferred Units                                                (720)              -                -                 -
    Common Units                                                    (65)              -                -                 -
                                                          -------------    ------------     ------------      ------------
Net income (loss)                                                  (967)          7,648           10,472             1,938

Preferred share distributions                                         -               -                -                 -
                                                          -------------    ------------     ------------      ------------
Net income (loss) available to Common Shareholders        $        (967)     $    7,648       $   10,472        $    1,938
                                                          -------------    ------------     ------------      ------------
                                                          -------------    ------------     ------------      ------------
Net income (loss) per share:  Basic and diluted           $       (0.60)
                                                          -------------
                                                          -------------
Weighted average number of shares-Basic and diluted           1,600,807
                                                          -------------
                                                          -------------


                                                         Centerpoint           Pro Forma          Pro Forma
                                                        Properties (E)        Adjustments        Consolidated

REVENUES:
    Base rents                                           $     3,897          $        -         $   49,816
    Tenant reimbursements and other                              624                 201  (F)         7,146
                                                       -------------         ------------       -----------
        Total revenues                                         4,521                 201             56,962
                                                       -------------         ------------       -----------
EXPENSES:
    Property operating                                         1,310                   -             16,729
    General and administrative                                     -                   -              1,358
    Interest expense                                               -              10,197   (G)       20,440
    Depreciation and amortization                                  -               6,880   (H)       10,791
    Termination of Advisory Agreement                              -              (1,353)  (I)            -
                                                       -------------         ------------       -----------
        Total expenses                                         1,310              15,724             49,318
                                                       -------------         ------------       -----------
Equity in income (loss) of management company                      -                   -                (80)
                                                       -------------         ------------       -----------
Income (loss) before minority interests                        3,211             (15,523)             7,564

Minority interests
    Preferred Units                                                -              (2,692)  (J)       (3,412)
    Common Units                                                   -                (324)  (J)         (389)
                                                       -------------         ------------       -----------
Net income (loss)                                              3,211             (18,539)             3,763

Preferred share distributions                                      -              (1,290)  (J)       (1,290)
                                                       -------------         ------------       -----------
Net income (loss) available to Common Shareholders       $     3,211         $   (19,829)        $    2,473
                                                       -------------         ------------       -----------
                                                       -------------         ------------       -----------
Net income (loss) per share:  Basic and diluted                                                  $     0.15
                                                                                                -----------
                                                                                                -----------
Weighted average number of shares-Basic and diluted                                              16,466,640
                                                                                                -----------
                                                                                                -----------

        See accompanying notes and management's assumptions to pro forma financial statements

                        CORPORATE OFFICE PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998
                                   (UNAUDITED)
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                             Constellation
                                                                                              Transaction,
                                                                                           including Woodlands
                                                                         Initial Office,    One Property and
                                                                         Airport Square      Constellation
                                                        Historical       and Fairfield        Construction            Riverwood
                                                     Consolidated (A)    Properties (B)      Properties (C)          Property (D)

REVENUES:
    Base rents                                        $      20,539       $      4,984       $     11,706           $     1,451
    Tenant reimbursements and other                           2,640                220              1,535                   536
                                                      -------------      -------------      -------------          ------------
        Total revenues                                       23,179              5,204             13,241                 1,987
                                                      -------------      -------------      -------------          ------------
EXPENSES:
    Property operating                                        5,001              1,545              5,228                   506
    General and administrative                                1,055                 46                  -                     -
    Interest expense                                          7,424                  -                  -                     -
    Depreciation and amortization                             4,038                  -                  -                     -
    Reformation costs                                           637                  -                  -                     -
                                                      -------------      -------------      -------------          ------------
        Total expenses                                       18,155              1,591              5,228                   506
                                                      -------------      -------------      -------------          ------------
Equity in income (loss) of management company                    17                  -               (293)                    -
                                                      -------------      -------------      -------------          ------------
Income (loss) before minority interests                       5,041              3,613              7,720                 1,481

Minority interests
    Preferred Units                                          (2,559)                 -                  -                     -
    Common Units                                               (713)                 -                  -                     -
                                                      -------------      -------------      -------------          ------------
Net income (loss)                                             1,769              3,613              7,720                 1,481

Preferred share distributions                                   (10)                 -                  -                     -
                                                      -------------      -------------      -------------          ------------
Net income (loss) available to Common Shareholders    $       1,759       $      3,613       $      7,720            $    1,481
                                                      -------------      -------------      -------------          ------------
                                                      -------------      -------------      -------------          ------------
Net income per share:

    Basic                                             $        0.26
                                                      -------------
                                                      -------------
    Diluted                                           $        0.26
                                                      -------------
                                                      -------------
Weighted average number of shares:  Basic                 6,651,533
                                                      -------------
                                                      -------------
Weighted average number of shares:  Diluted               6,737,907
                                                      -------------
                                                      -------------




                                                    Centerpoint         Pro Forma          Pro Forma
                                                   Properties (E)      Adjustments        Consolidated


REVENUES:
    Base rents                                      $     2,873         $       -           $   41,553
    Tenant reimbursements and other                         551               150   (F)          5,632
                                                   ------------       ------------        ------------
        Total revenues                                    3,424               150               47,185
                                                   ------------       ------------        ------------
EXPENSES:
    Property operating                                    1,038                 -               13,318
    General and administrative                                -                 -                1,101
    Interest expense                                          -             7,892   (G)         15,316
    Depreciation and amortization                             -             4,095   (H)          8,133
    Reformation costs                                         -              (637)  (I)              -
                                                   ------------       ------------        ------------
        Total expenses                                    1,038            11,350               37,868
                                                   ------------       ------------        ------------
Equity in income (loss) of management company                 -                 -                 (276)
                                                   ------------       ------------        ------------
Income (loss) before minority interests                   2,386           (11,200)               9,041

Minority interests
    Preferred Units                                           -                 -    (J)        (2,559)
    Common Units                                              -               (95)   (J)          (808)
                                                   ------------       ------------        ------------
Net income (loss)                                         2,386           (11,295)               5,674

Preferred share distributions                                 -              (957)   (J)          (967)
                                                   ------------       ------------        ------------
Net income (loss) available to Common Shareholders     $  2,386         $ (12,252)          $    4,707
                                                   ------------       ------------        ------------
                                                   ------------       ------------        ------------
Net income per share:

    Basic                                                                                   $     0.29
                                                                                          ------------
                                                                                          ------------
    Diluted                                                                                 $     0.28
                                                                                          ------------
                                                                                          ------------
Weighted average number of shares:  Basic                                                   16,470,962
                                                                                          ------------
                                                                                          ------------
Weighted average number of shares:  Diluted                                                 16,557,336
                                                                                          ------------
                                                                                          ------------


        See accompanying notes and management's assumptions to pro forma financial statements

                        CORPORATE OFFICE PROPERTIES TRUST
                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                        PRO FORMA CONDENSED CONSOLIDATING
                              FINANCIAL INFORMATION
           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)


1.       BASIS OF PRESENTATION:

Corporate Office Properties Trust (the "Company") is a self-administered Maryland real estate investment trust. As of September 30, 1998, the Company's portfolio included 43 commercial real estate properties leased for office and retail purposes.

These pro forma condensed consolidating financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Initial Office Properties, the Airport Square Properties, the Fairfield Properties, the Riverwood Property, the Constellation Properties, the Constellation Service Companies and the Centerpoint Properties. In management's opinion, all adjustments necessary to reflect the effects of the Offering, the acquisitions of the Initial Office Properties, the Airport Square Properties, the Fairfield Properties, the Riverwood Property, the Constellation Properties, the Constellation Service Companies, the Woodlands One Property, the Constellation Construction Properties, the Centerpoint Properties and the closing of the TIAA Loan and utilization of the proceeds thereof by the Company have been made.

2.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEET:


(A) Reflects the historical consolidated balance sheet of the Company as of September 30, 1998.

(B) Reflects the contribution of the Riverwood Property from an unrelated party in exchange for: (i) issuance of 148,381 Common Units at a value of $10.50 per unit ($1,558); and (ii) the utilization of loan proceeds from the Revolving Credit Facility of $18,798, including payment of $348 of costs associated with the acquisition.

(C) Reflects the acquisition of the Woodlands One Property from Constellation in exchange for: (i) issuance of 72,509 Preferred Shares at a value equal to a liquidation preference of $25.00 per share ($1,813); (ii) issuance of 517,923 Common Shares at a value of $10.50 per share ($5,438); (iii) assumption of debt aggregating $9,533; and (iv) utilization of cash reserves of $1,144, including payment of $328 of costs associated with the acquisition.

(D) Reflects the proceeds of the first disbursement under the TIAA Loan, net of associated costs of $645.

(E) Reflects the application of the net proceeds of the TIAA Loan where debt was retired of: (i) $27,181 assumed in connection with the Constellation Transaction; (ii) $9,533 assumed in connection with the Woodlands One Property and (iii) $38,500 of the balance of the Revolving Credit Facility.

(F) Reflects the acquisition of the Constellation Construction Properties from Constellation in exchange for: (a) the assumption of debt aggregating $2,000; and (b) the utilization of loan proceeds from the Revolving Credit Facility of $5,200.

(G)      Reflects the acquisition of the Centerpoint Properties in exchange for:
         (a) the utilization of loan proceeds from the Revolving Credit Facility of $31,000; and (b) the utilization of cash reserves of $700.

(H) Reflects the adjustment to minority interests as a result of the transactions in connection with the Constellation Transaction, the Woodlands One Property and the Riverwood Property. After the closings, the Company holds a total of 14,800,557 Common Units or an 84.4% interest in the Operating Partnership.

                                                       COMPANY      OPERATING      PARTNERSHIP   CONSOLIDATED
                                                      ----------   ---------------------------- --------------
      Minority interests

               Common Units                           $       -   $  24,732           15.6%       $ 24,732

      Shareholders' equity (1)
               Common Shares                              7,303     133,809           84.4%        141,112
                                                       --------   ---------        --------       --------

                                                      $   7,303   $ 158,541          100.0%       $165,844
                                                       --------   ---------        --------       --------
                                                       --------   ---------        --------       --------


------------------
         (1)  Excluding $23,452 related to the Company's Preferred Shares

3.       ADJUSTMENTS TO PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF
         OPERATIONS:

(A)      Reflects the historical consolidated operations of the Company.

(B) Reflects the effects of the combined historical operations of the Initial Office Properties, the Airport Square Properties and the Fairfield Properties which were acquired on October 14, 1997, April 30, 1998 and May 28, 1998, respectively.

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                 Initial Office     Airport Square      Fairfield
                                                   Properties         Properties        Properties
                                                     through           Through           through
                                                    10/13/97           12/31/97         12/31/97        Combined

REVENUES
    Base rents                                     $    12,216       $     8,524       $    2,389      $   23,129
    Tenant reimbursements and other                      1,282               295            1,238           2,815
                                                   -----------       -----------       ----------      ----------
              TOTAL REVENUES                            13,498             8,819            3,627          25,944
                                                   -----------       -----------       ----------      ----------

EXPENSES
    Property operating                                   2,731             3,367            1,931           8,029
    General and administrative                             174                41               84             299
    Interest expense                                     7,388                 -                -           7,388
    Depreciation and amortization                        2,580                 -                -           2,580
                                                   -----------       -----------       ----------      ----------
              TOTAL EXPENSES                            12,873             3,408            2,015          18,296
                                                   -----------       -----------       ----------      ----------


INCOME BEFORE MINORITY INTERESTS                   $       625       $     5,411       $    1,612      $    7,648
                                                   -----------       -----------       ----------      ----------
                                                   -----------       -----------       ----------      ----------

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998

                                                                                       Fairfield
                                                                   Airport Square      Properties
                                                 Initial Office      Properties        Historical
                                                   Properties        Historical         through
                                                   Historical      through 4/29/98      5/27/98         Combined
REVENUES
    Base rents                                     $         -       $     3,371       $    1,613      $    4,984
    Tenant reimbursements and other                          -                90              130             220
                                                   -----------       -----------       ----------      ----------
              TOTAL REVENUES                                 -             3,461            1,743           5,204
                                                   -----------       -----------       ----------      ----------

EXPENSES
    Property operating                                       -             1,073              472           1,545
    General and administrative                               -                 8               38              46
    Interest expense                                         -                 -                -               -
    Depreciation and amortization                            -                 -                -               -
                                                   -----------       -----------       ----------      ----------
              TOTAL EXPENSES                                 -             1,081              510           1,591
                                                   -----------       -----------       ----------      ----------

INCOME BEFORE MINORITY INTERESTS                   $         -       $     2,380       $    1,233      $    3,613
                                                   -----------       -----------       ----------      ----------
                                                   -----------       -----------       ----------      ----------


(C) Reflects the effects of the adjusted combined historical operations of the Constellation Properties and the Constellation Service Companies acquired on September 28, 1998. Historical operations for the Woodlands One Property and the Constellation Construction Properties are not reflected as those properties were not operational as of September 30, 1998.

FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                   Constellation
                                                  Constellation      Service           Pro Forma
                                                   Properties       Companies        Constellation
                                                   Historical       Historical        Adjustments           Combined

REVENUES
    Base rents                                     $    14,756      $          -     $         -           $   14,756
    Tenant reimbursements and other                      2,308            11,226        (11,226)  (i)           2,308
                                                   -----------      ------------     -----------           ----------
              TOTAL REVENUES                            17,064            11,226        (11,226)               17,064
                                                   -----------      ------------     -----------           ----------

EXPENSES
    Property operating                                   5,986                 -               -                5,986
    General and administrative                             526            10,242        (10,242)  (ii)            526
    Interest expense                                         -                18            (18)  (iii)             -
    Depreciation and amortization                            -               225           (225)  (iv)              -
                                                   -----------      ------------     -----------           ----------
              TOTAL EXPENSES                             6,512            10,485        (10,485)                6,512
                                                   -----------      ------------     -----------           ----------

Equity in income (loss) of management company                -                 -            (80)  (v)             (80)
                                                   -----------      ------------     -----------           ----------

Income (loss) before income taxes and
  minority interests                               $    10,552      $        741     $     (821)           $   10,472
                                                   -----------      ------------     -----------           ----------
                                                   -----------      ------------     -----------           ----------

FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 1998

                                                                    Constellation
                                                  Constellation      Service
                                                   Properties       Companies
                                                   Historical       Historical         Pro Forma
                                                     through         through         Constellation
                                                     9/27/98         9/27/98          Adjustments           Combined
REVENUES
    Base rents                                     $    11,706      $          -     $         -           $   11,706
    Tenant reimbursements and other                      1,535             9,111         (9,111)  (i)           1,535
                                                   -----------      ------------     -----------           ----------
              TOTAL REVENUES                            13,241             9,111         (9,111)               13,241
                                                   -----------      ------------     -----------           ----------

EXPENSES
    Property operating                                   5,228                 -               -                5,228
    General and administrative                               -             8,765         (8,765)  (ii)              -
    Interest expense                                         -                10            (10)  (iii)             -
    Depreciation and amortization                            -               235           (235)  (iv)              -
                                                   -----------      ------------     -----------           ----------
              TOTAL EXPENSES                             5,228             9,010         (9,010)                5,228
                                                   -----------      ------------     -----------           ----------

Equity in income (loss) of management company                -                 -           (293)  (v)            (293)
                                                   -----------      ------------     -----------           ----------

Income (loss) before income taxes and minority
interests                                          $     8,013      $         101    $     (394)           $    7,720
                                                   -----------      ------------     -----------           ----------
                                                   -----------      ------------     -----------           ----------


                                                                                                   FOR THE NINE
                                                                              FOR THE YEAR         MONTH PERIOD
                                                                                 ENDED                ENDED
                                                                              DECEMBER 31,         SEPTEMBER 30,
                                                                                 1997                  1998
                                                                            ---------------       --------------
        (i)     Reflects the reclassification of Constellation
                Service Companies' historical revenue to equity in
                income (loss) of management company.                         $     (11,226)       $     (9,111)
                                                                             --------------       -------------
                                                                             --------------       -------------

       (ii)     Reflects the reclassification of Constellation
                Service Companies' historical operating expenses
                to equity in income (loss) of management
                company.                                                     $     (10,242)       $     (8,765)
                                                                             --------------       -------------
                                                                             --------------       -------------

       (iii)    Reflects the reclassification of Constellation
                Service Companies' historical interest expense to
                equity in income (loss) of management company.               $         (18)       $        (10)
                                                                             --------------       -------------
                                                                             --------------       -------------

       (iv)     Reflects the reclassification of Constellation
                Service Companies' historical depreciation and
                amortization to equity in income (loss) of
                management company.                                          $        (225)       $       (235)
                                                                             --------------       -------------
                                                                             --------------       -------------


                                                                                                  FOR THE NINE
                                                                                FOR THE YEAR      MONTH PERIOD
                                                                                    ENDED             ENDED
                                                                                DECEMBER 31,      SEPTEMBER 30,
                                                                                    1997              1998
                                                                                -------------     ------------

       (v)      Reflects the net change in equity in income (loss)
                   of management company as follows:
                -  Reclassification of Constellation Service
                   Companies' historical income and expenses                   $         741     $        101
                -  Elimination of construction contract revenue
                   earned by Constellation Service Companies in
                   connection with operations that are not
                   expected to have a continuing impact on the
                   Company                                                            (4,122)          (3,084)
                -  Elimination of construction contract costs
                   incurred by Constellation Service Companies
                   in connection with operations that are not
                   expected to have a continuing impact on the
                   Company                                                             3,768            2,997
                -  Addition of net overhead costs not included in
                   historical costs and expected to have a continuing
                   impact on the Company                                                (122)            (255)
                -  Addition of interest expense on indebtedness
                   issued by an affiliate of the management company
                   to the Company at a rate of 10.0% per annum                          (201)            (150)
                -  Depreciation expense on personal property of
                   $583 over a 5-year useful life                                       (116)             (87)
                -  Adjustment to Constellation Service Companies'
                   historical depreciation and amortization                              122              131
                -  To reflect income tax benefit at an assumed
                   rate of 40%                                                            19              176
                -  To reflect minority interest in management
                   company                                                              (116)             (82)
                -  To reflect adjustment for purchase price of
                   management company to pro forma net income
                   over 20 years                                                         (53)             (40)
                                                                                -------------     ------------
                                                                                $        (80)     $      (293)
                                                                                -------------     ------------
                                                                                -------------     ------------



(D) Reflects the effects of the historical operations of the Riverwood Property acquired on October 13, 1998.

(E) Reflects the effects of the historical operations of the Centerpoint Properties acquired on October 30, 1998.

(F) Reflects interest income on the Company's $2,005 note receivable from an affiliate of the management company at a rate of 10.0% per annum.

(G) Represents net additional pro forma interest expense as a result of borrowings under the Term Credit Facility, the Revolving Credit Facility, the debt assumed in connection with the Fairfield Properties, the debt assumed in connection with the Constellation Transaction and the TIAA Loan.


                                                                                                          FOR THE NINE
                                                                                  FOR THE YEAR            MONTH PERIOD
                                                                                     ENDED                    ENDED
                        ADJUSTMENT TO INTEREST EXPENSE, NET OF                     DECEMBER 31,           SEPTEMBER 30,
                        RELATED HISTORICAL AMOUNTS, AS A RESULT OF:                    1997                    1998
                        -------------------------------------------               --------------           -------------
                Term Credit Facility, which debt bears interest
                at 7.5% per annum.                                                $     (1,511)            $          -

                Revolving Credit Facility, based upon a pro forma
                balance of $43,200, which debt bears interest at
                LIBOR plus 175 basis points, assuming a LIBOR
                rate of 5.75% per annum.                                                 3,240                    1,829

                Revolving Credit Facility based upon a pro forma
                unused balance of $56,800, which unused balance
                is subject to a fee of 25 basis points per annum.                          142                       41

                Debt assumed in connection with the acquisition of
                the Fairfield Properties, which debt bears interest
                at a rate of 8.29% per annum.                                              536                      219

                Debt assumed in connection with the Constellation
                Transaction, based upon a pro forma aggregate
                balance of $30,904, which debt bears interest at
                average effective rate of 7.70% per annum.                               2,380                    1,745

                Debt assumed in connection with the acquisition of
                the Constellation Construction Properties, which
                debt bears interest at a rate of 8.00% per annum.                          160                      120

                TIAA Loan based upon a pro forma balance of
                $76,200, which debt bears interest at 6.89% per
                annum.                                                                   5,250                    3,938
                                                                                 -------------             -------------
                                                                                 $      10,197             $      7,892
                                                                                 -------------             -------------
                                                                                 -------------             -------------

(H) Pro forma depreciation expense is reflected assuming an 80% building and 20% land allocation of the purchase price and capitalized costs over a useful life of 40 years. Pro forma amortization expense is reflected assuming pro forma deferred financing fees are amortized over the life of the related loan.



                                                                                                  FOR THE NINE
                                                                             FOR THE YEAR         MONTH PERIOD
                        ADJUSTMENT TO DEPRECIATION AND                           ENDED                ENDED
                        AMORTIZATION EXPENSE, NET OF RELATED                  DECEMBER 31,         SEPTEMBER 30,
                        HISTORICAL AMOUNTS, AS A RESULT OF:                      1997                  1998
                        ------------------------------------                --------------        -------------

       DEPRECIATION EXPENSE:
                Initial Office Properties                                  $         548           $    -

                Airport Square Properties                                          1,452              462

                Fairfield Properties                                                 588              245

                Constellation Transaction, including Woodlands
                One Property                                                       3,293            2,469

                Riverwood Property                                                   408              306

                Centerpoint Properties                                               634              476

       AMORTIZATION OF DEFERRED FINANCING FEES RELATED TO:
                Term Credit Facility in connection with Initial
                Office Properties                                                   (323)               -

                Revolving Credit Facility                                            209               87

                Assumed debt in connection with Fairfield
                Properties                                                            10                3

                TIAA Loan                                                             61               47
                                                                           -------------     ------------

                                                                           $       6,880     $      4,095
                                                                           -------------     ------------
                                                                           -------------     ------------


(I) Costs relating to termination of the advisory agreement and the reformation of the Company aggregating $1,353 and $637 for the year ended December 31, 1997, and the nine month period ended September 30, 1998, respectively, have been excluded since such costs are not expected to have a continuing impact on the Company.

(J) Reflects the effects of contribution of the net assets received from the Offering, the Constellation Transaction, including the Woodlands One Property, and the Riverwood Property to the Operating Partnership in exchange for (i) 7,500,000 Common Units as a result of the Offering;
         (ii) 938,075 Preferred 1998 Units and 6,700,557 Common Units as a result of the Constellation Transaction, including the Woodlands One Property; and (iii) 148,381 Common Units as a result of the Riverwood Property.

The following table presents the calculation of the post closing percentage ownership of Common Units in the Operating Partnership (i.e. not including Preferred Units):

                                                       Company                  Others                Total
                                                 --------------------     -------------------    -----------------
         Common Units - pre closing                      600,000                 2,581,818             3,181,818
         Offering                                      7,500,000                         -             7,500,000
         Constellation Transaction,
         including Woodlands One
         Property                                      6,700,557                         -             6,700,557
         Riverwood Property                                    -                   148,381               148,381
                                                 ---------------          ----------------       ---------------
         Common Units - post closing                  14,800,557                 2,730,199            17,530,756
                                                 ---------------          ----------------       ---------------
                                                 ---------------          ----------------       ---------------
         Percentage ownership                              84.4%                     15.6%               100.0%
                                                 ---------------          ----------------       ---------------
                                                 ---------------          ----------------       ---------------


         Minority interest in income (loss) has been reflected, on a pro forma basis, in accordance with the Operating Partnership Agreement. The holders of Preferred Units are allocated income up to 6.5% (Preferred 1997 Units) or 5.5% (Preferred 1998 Units) of their investment on a PARI PASSU basis with remaining income, if any, or loss allocated between the Company (84.4%) and the remaining partners (15.6%). The adjustments to record the income (loss) effect of the minority interest share of income (loss) in the pro forma statements of operations were computed as follows:


                                                                                                          FOR THE NINE
                                                                                   FOR THE YEAR           MONTH PERIOD
                                                                                      ENDED                   ENDED
                                                                                   DECEMBER 31,           SEPTEMBER 30,
                                                                                       1997                   1998
                                                                                  --------------         -------------


                      Income before minority interests                            $       7,564         $        9,041
                      Less: income from the retail properties directly
                             owned by the Company                                          (368)                  (333)
                                                                                  --------------        ---------------
                      Income before minority interest
                             - Operating Partnership                                      7,196                  8,708
                      Less: Preferred 1997 Unitholders
                             - $52,500 @ 6.5%                                            (3,412)                (2,559)
                      Less: Preferred 1998 Unitholders/Shareholders
                             - $23,452 @ 5.5%                                            (1,290)                  (967)
                                                                                  -------------         --------------
                      Remaining Operating Partnership allocation                          2,494                  5,182

                      Less: Pro forma minority share
                             - Common Units (15.6%)                                        (389)                  (808)
                                                                                  -------------         --------------

                      Remaining Operating Partnership allocation
                               (84.4%)                                                    2,105                  4,374

                      Add back: income from retail properties directly
                            owned by the Company                                            368                    333
                                                                                  -------------         --------------

                      Net income allocated to Common Shareholders                 $       2,473         $        4,707
                                                                                  -------------         --------------
                                                                                  -------------         --------------

                        REPORT OF INDEPENDENT ACCOUNTANTS
                                     -------

January 6, 1999

To Corporate Office Properties Trust:

We have audited the accompanying combined statement of revenue and certain expenses of the Centerpoint Properties (the "Properties") as described in Note 1 for the year ended December 31, 1997. This historical statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses described in
Note 2, of the Centerpoint Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



PricewaterhouseCoopers LLP

                             CENTERPOINT PROPERTIES
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                      for the year ended December 31, 1997
                                    -------

Revenue:
  Base rents                                                        $3,897,554
  Tenant reimbursements                                                617,107
  Miscellaneous income                                                   6,709
                                                                    ----------
               Total revenue                                         4,521,370
                                                                    ----------
Certain expenses:
  Property operating                                                 1,159,043
  Repairs and maintenance                                              151,341
                                                                    ----------
               Total certain expenses                                1,310,384
                                                                    ----------
Revenue in excess of certain expenses                               $3,210,986
                                                                    ----------
                                                                    ----------


               See accompanying notes to this financial statement.

                             CENTERPOINT PROPERTIES
                     NOTES TO COMBINED STATEMENT OF REVENUE
                              AND CERTAIN EXPENSES
                      for the year ended December 31, 1997
                                     -------



1.       BUSINESS:

         The accompanying combined statement of revenue and certain expenses relates to the operation of Centerpoint Properties (the "Properties"), consisting of the revenues and certain expenses of six office buildings and two office/flex buildings located in Middlesex County, New Jersey. The Properties are located at Exit 8A of the New Jersey Turnpike, adjacent to Princeton, New Jersey, and total approximately 270,000 square feet.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

         BASIS OF PRESENTATION:

         The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. The statement is not representative of the actual operations of the Properties for the period presented nor indicative of future operations as certain expenses, primarily depreciation, amortization, interest expense and ground rent, which may not be comparable to the expenses expected to be incurred by Corporate Office Properties Trust in future operations of the Properties have been excluded.

         REVENUE AND EXPENSE RECOGNITION:

         Revenue is recognized on a straight-line basis over the terms of the related lease. Expenses are recognized in the period in which they are incurred.


         USE OF ESTIMATES:

         The preparation of this financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

         MAJOR TENANT:

         During 1997, the Properties' rental revenue included rental income from one major tenant that comprised 29% of total combined rental revenue.

                             CENTERPOINT PROPERTIES
                     NOTES TO COMBINED STATEMENT OF REVENUE
                              AND CERTAIN EXPENSES
                      for the year ended December 31, 1997
                                     -------

3.       RENTALS:

         The Properties have entered into non-cancelable tenant leases, with expiration dates ranging from 1998 to 2003, that provide for the tenants to share in the operating and real estate taxes on a prorata basis, as defined in the leases. Future minimum rentals to be received under these tenant leases are as follows (in thousands):

                1998                                   $ 3,626
                1999                                     3,175
                2000                                     2,583
                2001                                     1,938
                2002                                     1,385
                Thereafter                                  20
                                                       -------
                                                       $12,727
                                                       -------
                                                       -------

                             CENTERPOINT PROPERTIES
               COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                     for the nine months September 30, 1998
                                    -------
                                  (unaudited)


Revenue:
  Base rents                                                         $2,872,774
  Tenant reimbursements                                                 528,919
  Miscellaneous income                                                   21,898
                                                                     ----------
                 Total revenue                                        3,423,591
                                                                     ----------
Certain expenses:
  Property operating                                                    908,283
  Repairs and maintenance                                               129,386
                                                                     ----------
                 Total certain expenses                               1,037,669
                                                                     ----------
Revenue in excess of certain expenses                                $2,385,922
                                                                     ----------
                                                                     ----------